UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 20, 2023

Chico’s FAS, Inc.

(Exact Name of Registrant as Specified in its Charter)

Florida	001-16435	59-2389435
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11215 Metro Parkway, Fort Myers FL	33966
(Address of Principal Executive Offices)	(Zip code)

(239) 277-6200

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01 Per Share	CHS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Retention Program

On September 27, 2023, Chico’s FAS, Inc., a Florida corporation (“Company”), entered into an Agreement and Plan of Merger (“Merger Agreement”) with Daphne Parent LLC, a Delaware limited liability company (“Parent”), and Daphne Merger Sub, Inc., a Florida corporation and wholly-owned subsidiary of Parent, providing for the merger of Merger Sub with and into the Company, with the Company continuing as the surviving corporation and becoming a wholly-owned subsidiary of Parent (“Merger”).

To promote retention and to incentivize efforts to both consummate the Merger and allow for a smooth transition following the consummation of the Merger, on December 20, 2023, the Company, following the approval of the Human Resources, Compensation and Benefits Committee of its Board of Directors, presented retention bonus award letter agreements (each, a “Retention Bonus Award Letter”) to the named executive officers of the Company (“NEOs”).

Each Retention Bonus Award Letter provides for a cash payment (each, a “Retention Bonus”) payable on the earlier of (i) the three-month anniversary of the Closing Date (as such term is defined in the Retention Bonus Award Letter) or (ii) a qualifying termination of employment (A) by the Company (other than due to a Disqualifying Event, as such term is defined in the Retention Bonus Award Letter) or (B) due to the NEO’s resignation for Good Reason, as such term is defined in the Retention Bonus Award Letter. The terms and conditions of the Retention Bonus Award Letters, including the selection of participants and the allocation of payments to such participants, have been approved in accordance with the Merger Agreement.

The Retention Bonus for each of the NEOs is as follows:

Name	Retention Bonus ($)
Molly Langenstein	$275,000
David M. Oliver	$106,250
Kristin M. Gwinner	$128,750
Joseph R. Topper, Jr.	$131,250

A copy of the Form of Retention Bonus Award Letter is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of the Retention Bonus Award Letter does not purport to be complete and is qualified in its entirety by reference to the full text of the Retention Bonus Award Letter.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Form of Chico’s FAS, Inc. Retention Bonus Award Letter
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHICO’S FAS, INC.

Date: December 22, 2023	By:	/s/ Molly Langenstein
		Name:	Molly Langenstein
		Title:	Chief Executive Officer, President and Director